UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds
(Exact name of registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III
The Berkshire Funds
475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-408-526-0707

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

June 30, 2025

SEMI-ANNUAL REPORT

BERKSHIRE FOCUS FUND (BFOCX)

This semi-annual shareholder report contains important information about the Berkshire Focus Fund (BFOCX) for the period January 1, 2025 to June 30, 2025. You can find additional information about the fund at www.berkshirefunds.com. You can also request this information by contacting us at 1-877-526-0707.

Fund Costs

(based on hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment (annualized)
Berkshire Focus Fund	$104.25	1.95%

Management’s Discussion of Performance

For the six-month period ended June 30, 2025, the Berkshire Focus Fund significantly outperformed its primary benchmark index. The Fund generated a total return of 15.61% while the S&P 500® Index—which we consider to be the Fund’s primary benchmark index—produced a total return of 6.20% over the same period. A $10,000 investment in our Fund over 10 years starting on June 30, 2015, grew to $40,399. This was a +14.98% average annual compounded return. A $10,000 investment in the S&P 500® over the same period grew to $35,936. This was a +13.65% average annual compounded return.

Investors entered 2024 with an apprehensive mind-set as President Trump’s decision to impose widespread tariffs raised investor fears of retaliation and the risk of an all-out trade war. U.S. equity markets pulled back sharply in mid-February triggered by President Trump’s “Liberation Day” announcement of tariffs on a much larger scale than was expected. Investors quickly turned apocalyptically bearish, igniting multiple broad market selloffs that lasted until early April. The sharp drop in U.S. equities inflicted heavy damage to high-growth and technology stocks which bore the brunt of the market declines disproportionately. Following the rollback of tariffs by the Trump administration, the market swiftly recovered and continued its positive momentum throughout May and June as trade negotiations progressed. Technology stocks, particularly those in the artificial intelligence (AI) sector, fueled the stock market’s rally. This far outpaced the rest of the equity markets, where the rebound was less pronounced. Looking ahead, we see immense potential in AI, particularly within companies poised for significant gains from increased investments in semiconductors, data center expansion, and AI’s rising energy demands.

Our investments in Cloudflare (NET), Credo Technology (CRDO), DoorDash (DASH), Palantir (PLTR), Meta Platforms (META), NVIDIA (NVDA), Robinhood (HOOD) and Taiwan Semiconductor (TSM) were contributors to the Fund’s performance. However, some of our investments detracted from the Fund’s performance — these included Amazon (AMZN), AppLovin (APP), DataDog (DDOG), Marvell Technology (MRVL), Reddit (RDDT), Roku (ROKU) and Tesla (TSLA). New additions to the portfolio in the first half were Advanced Micro Devices (AMD), Coinbase (COIN), Circle Internet (CRCL), CoreWeave (CRWV), MicroStrategy (MSTR) and Snowflake (SNOW).

Growth of $10,000(1)

Average Annual Total Returns (1)

Fund Statistics

Net Assets: $285.9 million

Portfolio Holdings: 22

Portfolio Turnover: 1179.4%

Total Advisory Fees Paid: $1,869,926

Top 10 Holdings

(as a percentage of total net assets)

Company	Weight
NVIDIA Corp.	17.33%
Cloudflare, Inc. (Class A)	7.00%
Taiwan Semiconductor Mfg. Co. Ltd. – ADR	6.97%
Palantir Technologies, Inc. (Class A)	5.98%
Coinbase Global, Inc. (Class A)	5.86%
Robinhood Markets, Inc. (Class A)	5.00%
DoorDash, Inc. (Class A)	4.98%
Meta Platforms, Inc. (Class A)	4.97%
Affirm Holdings, Inc. (Class A)	4.92%
AppLovin Corp. (Class A)	4.02%

Sector Allocation

(as a percentage of total net assets)

Sector	Weight
Semiconductors	30.24%
Business Software & Services	20.02%
Cryptocurrency	12.89%
Internet Social Media	8.91%
Capital Markets	5.00%
Transport Networks	4.98%
IT Financial Services	4.92%
Entertainment	4.02%
Electrical Equipment	4.00%
Communication & Networking Equipment	2.92%
IT Services	2.01%
Internet Services	0.03%
Semiconductor Equipment	0.01%
Cybersecurity Equipment & Services	0.01%

(1)	The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

June 30, 2025

Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-877-526-0707 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit www.berkshirefunds.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Berkshire Focus Fund
PORTFOLIO OF INVESTMENTS
June 30, 2025 (Unaudited)

Shares		Value

	COMMON STOCKS - 99.96%	$ 285,827,333
	(Cost $238,619,780)

	AUTOMOBILE MANUFACTURERS - 0.00%	3,314
10	Rivian Automotive, Inc. (Class A) *	137
10	Tesla, Inc. *	3,177

	BUSINESS SOFTWARE & SERVICES - 20.02%	57,231,663
10	Adobe, Inc. *	3,869
32,810	AppLovin Corporation (Class A) *	11,486,125
10	Atlassian Corporation (Class A) *	2,031
10	Aurora Innovation, Inc. (Class A) *	52
10	Cadence Design Systems, Inc. *	3,082
102,230	Cloudflare, Inc. (Class A) *	20,019,701
10	Datadog, Inc. (Class A) *	1,343
10	Elastic N.V. (Netherlands) *	843
10	GitLab Inc. (Class A) *	451
10	HubSpot, Inc. *	5,566
10	Intuit, Inc.	7,876
10	Microsoft Corp.	4,974
10	monday.com Ltd. (Israel) *	3,145
10	MongoDB, Inc. (Class A) *	2,100
10	Oracle Corp.	2,186
125,480	Palantir Technologies Inc. (Class A) *	17,105,434
10	Samsara Inc. (Class A) *	398
10	ServiceNow, Inc. *	10,281
38,280	Snowflake Inc. (Class A) *	8,565,916
10	Synopsys, Inc. *	5,127
10	Toast, Inc. (Class A) *	443
10	The Trade Desk, Inc. (Class A) *	720

	CAPITAL MARKETS - 5.00%	14,291,683
152,640	Robinhood Markets, Inc. (Class A) *	14,291,683

	COMMUNICATION & NETWORKING EQUIPMENT - 2.92%	8,358,954
10	Arista Networks, Inc. *	1,023
10	Astera Labs, Inc. *	904
10	Ciena Corporation *	813
10	Coherent Corp. *	892
90,240	Credo Technology Group Holding Ltd (Cayman Islands) *	8,355,322

	COMPUTER HARDWARE - 0.00%	4,134
10	Dell Technologies, Inc. - (Class C)	1,226
10	NetApp, Inc.	1,066
10	Pure Storage, Inc. (Class A) *	576
3	Sandisk Corporation *	136
10	Super Micro Computer, Inc. *	490
10	Western Digital Corporation	640

	CONSTRUCTION & ENGINEERING - 0.00%	2,205
10	Argan, Inc.	2,205

	CONSUMER ELECTRONICS - 0.00%	2,052
10	Apple, Inc.	2,052

	CRYPTOCURRENCY - 12.89%	36,863,183
31,550	Circle Internet Group, Inc. (Class A) *	5,719,700
10	CleanSpark, Inc. *	110
47,830	Coinbase Global, Inc. (Class A) *	16,763,937
341,770	Core Scientific, Inc. *	5,834,014
21,140	MicroStrategy, Inc. (Class A) *	8,545,422

	CYBERSECURITY EQUIPMENT & SERVICES - 0.01%	17,394
10	CrowdStrike Holdings, Inc. (Class A) *	5,093
10	CyberArk Software Ltd. (Israel) *	4,069
10	Okta, Inc. (Class A) *	1,000
20	Palo Alto Networks, Inc. *	4,093
10	Zscaler, Inc. *	3,139

	DRUG MANUFACTURERS - 0.00%	8,485
10	Eli Lilly and Company	7,795
10	Novo Nordisk A/S - ADR	690

	ELECTRIC UTILITIES - 0.00%	3,788
10	Constellation Energy Corporation	3,228
10	Oklo, Inc. (Class A) *	560

	ELECTRICAL EQUIPMENT - 4.00%	11,421,313
10	Eaton Corporation plc (Ireland)	3,570
10	GE Vernova Inc.	5,292
88,860	Vertiv Holdings Co (Class A)	11,410,513
10	Vistra Corp.	1,938

	ENTERTAINMENT - 4.02%	11,483,642
10	Netflix, Inc. *	13,391
10	Roblox Corporation (Class A) *	1,052
130,380	Roku, Inc. (Class A) *	11,459,098
10	Spotify Technology S.A. - (Luxembourg) *	7,673
10	Take-Two Interactive Software, Inc. *	2,428

	HOTELS, RESTAURANTS & LEISURE - 0.00%	2,088
10	CAVA Group, Inc. *	842
10	Chipotle Mexican Grill, Inc. *	562
10	Dutch Bros Inc. (Class A) *	684

	INTERNET SERVICES - 0.03%	94,865
10	Airbnb, Inc. (Class A) *	1,323
10	Alphabet, Inc. (Class A)	1,762
10	Amazon.com, Inc. *	2,194
10	Booking Holdings Inc.	57,892
10	Carvana Co. (Class A) *	3,370
10	Global-E Online Ltd. (Israel) *	335
10	MercadoLibre, Inc. (Argentina) *	26,136
10	Shopify Inc. (Class A) (Canada) *	1,153
10	Zillow Group, Inc. (Class C) *	700

	INTERNET SOCIAL MEDIA - 8.91%	25,483,062
19,240	Meta Platforms, Inc. (Class A)	14,200,852
74,930	Reddit, Inc. (Class A) *	11,282,210

	IT FINANCIAL SERVICES - 4.92%	14,077,765
203,600	Affirm Holdings, Inc. (Class A) *	14,076,904
10	Block Inc. (Class A) *	679
10	SoFi Technologies, Inc. *	182

	IT SERVICES - 2.01%	5,736,451
35,180	CoreWeave, Inc. (Class A) *	5,736,451

	PERSONAL DEFENSE EQUIPMENT - 0.00%	8,279
10	Axon Enterprise, Inc. *	8,279

	SEMICONDUCTORS - 30.24%	86,463,205
58,500	Advanced Micro Devices, Inc. *	8,301,150
10	Arm Holdings plc - ADR *	1,617
31,410	Broadcom Inc.	8,658,167
10	Himax Technologies, Inc. - ADR	89
10	Marvell Technology, Inc.	774
10	Micron Technology, Inc.	1,233
10	Monolithic Power Systems, Inc.	7,314
313,620	NVIDIA Corp.	49,548,824
10	QUALCOMM Inc.	1,593
88,050	Taiwan Semiconductor Manufacturing Company Limited - ADR	19,942,444

	SEMICONDUCTOR EQUIPMENT - 0.01%	19,775
10	Applied Materials, Inc.	1,831
10	ASML Holding N.V. - ADR	8,014
10	KLA Corporation	8,957
10	Lam Research Corporation	973

	SPORTS ENTERTAINMENT & GAMING - 0.00%	3,287
10	DraftKings Inc. (Class A) *	429
10	Flutter Entertainment plc (Ireland) *	2,858

	TRANSPORT NETWORKS - 4.98%	14,246,746
57,790	DoorDash, Inc. (Class A) *	14,245,813
10	Uber Technologies, Inc. *	933

	EXCHANGE TRADED FUNDS - 0.01%	10,012
	(Cost $2,834)
10	Invesco QQQ ETF	5,516
10	iShares® Bitcoin Trust *	612
10	iShares® Expanded Tech-Software Sector ETF *	1,095
10	VanEck Semiconductor ETF	2,789

	TOTAL INVESTMENT SECURITIES - 99.97%	285,837,345
	(Cost $238,622,614)

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.03%	94,195

	NET ASSETS - 100.00%	$ 285,931,540
	Equivalent to $34.96 Per Share

	* Non-income producing.
	ADR - American Depositary Receipt.
	The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Berkshire Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2025 (Unaudited)

ASSETS
Investment securities:
At cost	$ 238,622,614
At value	$ 285,837,345
Receivable for dividends	40,699
Receivable for securities sold	24,202,741
Receivable for capital shares sold	260,804
TOTAL ASSETS	310,341,589

LIABILITIES
Payable for securities purchased	23,019,383
Payable for capital shares redeemed	522,726
Payable to affiliate (Note 5)	423,998
Payable for line of credit	442,538
Payable for interest expense	1,404
TOTAL LIABILITIES	24,410,049

NET ASSETS	$ 285,931,540

Net assets consist of:
Paid in capital	$ 452,597,258
Total accumulated deficit	(166,665,718)
NET ASSETS	$ 285,931,540

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	8,178,406

Net asset value and offering price per share	$ 34.96

Minimum redemption price per share*	$ 34.26

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

Berkshire Focus Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ended June 30, 2025 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign withholding taxes of $0)	$ 141,224
TOTAL INVESTMENT INCOME	141,224

EXPENSES
Investment Advisory fees (Note 5)	1,869,926
Administration fees (Note 5)	560,423
Interest expense	6,648
TOTAL EXPENSES	2,436,997

NET INVESTMENT LOSS	(2,295,773)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	16,338,164
Net change in unrealized appreciation on investments	22,925,786

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	39,263,950

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 36,968,177

The accompanying notes are an integral part of these financial statements.

Berkshire Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 2025 (Unaudited) and December 31, 2024

	(Unaudited)
	Six Months Ended	Year Ended
	June 30, 2025	December 31, 2024

FROM OPERATIONS:
Net investment loss	$ (2,295,773)	$ (4,268,201)
Net realized gain from security transactions	16,338,164	115,464,411
Net change in unrealized appreciation on investments	22,925,786	392,290
Net increase in net assets from operations	36,968,177	111,588,500

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,067,139	31,612,237
Proceeds from redemption fees (Note 6)	156,482	85,913
Payments for shares redeemed	(48,624,852)	(87,139,045)
Net decrease in net assets from capital share transactions	(27,401,231)	(55,440,895)

TOTAL INCREASE IN NET ASSETS	9,566,946	56,147,605

NET ASSETS:
Beginning of period	276,364,594	220,216,989

End of period	$ 285,931,540	$ 276,364,594

CAPITAL SHARE ACTIVITY:
Shares sold	729,569	1,242,171
Shares reinvested	-	-
Shares redeemed	(1,690,272)	(3,691,188)
Net decrease in shares outstanding	(960,703)	(2,449,017)
Shares outstanding, beginning of period	9,139,109	11,588,126

Shares outstanding, end of period	8,178,406	9,139,109

The accompanying notes are an integral part of these financial statements.

Berkshire Focus Fund
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	(Unaudited)
	Six Months		Year	Year	Year		Year	Year
	Ended		Ended	Ended	Ended		Ended	Ended
	6/30/2025		12/31/24	12/31/2023	12/31/2022		12/31/2021	12/31/2020

NET ASSET VALUE, BEGINNING OF PERIOD	$ 30.24		$ 19.00	$ 12.65	$ 36.21		$ 43.76	$ 27.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.26)		(0.42)	(0.32)	(0.39)		(0.82)	(0.64)
Net realized and unrealized gains (losses)
on investments	4.96		11.65	6.66	(23.18)	(B)	0.29	26.04
Total from investment operations	4.70		11.23	6.34	(23.57)		(0.53)	25.40

Proceeds from redemption fees	0.02		0.01	0.01	0.01		0.05	0.10
LESS DISTRIBUTIONS:
Distributions from net realized gains	-		-	-	-		(7.07)	(9.28)
Total distributions	-		-	-	-		(7.07)	(9.28)

NET ASSET VALUE, END OF PERIOD	$ 34.96		$ 30.24	$ 19.00	$ 12.65		$ 36.21	$ 43.76

TOTAL RETURN(C)	15.61%	(F)	59.16%	50.20%	(65.06%)		(1.38%)	92.26%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands)	$ 285,932		$ 276,365	$ 220,217	$ 188,158		$ 747,424	$ 943,532
Ratio of expenses to average net assets(D)	1.95%	(G)	1.96%	1.97%	1.94%		1.90%	1.92%
Ratio of net investment loss to average net assets	(1.84%)	(G)	(1.76%)	(1.96%)	(1.93%)		(1.87%)	(1.70%)
Portfolio turnover rate(E)	1179.4%	(F)	2481.8%	1613.9%	1534.6%		1424.8%	1599.1%

(A) Net investment loss was calculated using the average shares outstanding method.
(B) Net realized and unrealized gain (loss) on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized gain (loss) on investments in the Statement of Operations.
(C) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.
(D) The ratio of expenses to average net assets includes interest expense. The ratios excluding interest expense would be 1.95%, 1.95%, 1.96%,
1.93%, 1.89% and 1.91%, respectively.
(E) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(F) Not annualized for periods of less than one full year.
(G) Annualized for periods of less than one full year.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2025
(Unaudited)

1. Organization
The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the Chief Investment Officer at the Adviser is deemed to be the Chief Operating Decision Maker.

The following is a summary of the Trust’s significant accounting policies:

Cash — The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits.

Securities valuation — The Fund’s portfolio securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Valuation Committee believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at its last sales price, the security is categorized as a Level 1 security (described below), and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a Level 2 security. When market quotations are not readily available, when the Valuation Committee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued in good faith by the Valuation Committee, in accordance with the Trust’s Valuation and Fair Value Pricing Policies and Procedures and are categorized as level 2 or level 3, when appropriate. The Trust's Valuation Committee shall consist of the Trust’s independent trustees, and the Fund portfolio manager as a non-voting member.

In accordance with the Trust's Valuation and Fair Value Pricing Policies and Procedures which were established in accordance with Rule 2a-5 of the 1940 Act, it is incumbent upon the Valuation Committee to consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Committee would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these or other methods.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s Valuation Committee's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Common Stock
Semiconductors	$ 86,463,205	-	-	$ 86,463,205
Business Software & Services	57,231,663	-	-	57,231,663
Cryptocurrency	36,863,183	-	-	36,863,183
Internet Social Media	25,483,062	-	-	25,483,062
Capital Markets	14,291,683	-	-	14,291,683
Transport Networks	14,246,746	-	-	14,246,746
IT Financial Services	14,077,765	-	-	14,077,765
Entertainment	11,483,642	-	-	11,483,642
Electrical Equipment	11,421,313	-	-	11,421,313
Communication & Networking Equipment	8,358,954	-	-	8,358,954
IT Services	5,736,451	-	-	5,736,451
Internet Services	94,865	-	-	94,865
Semiconductor Equipment	19,775	-	-	19,775
Cybersecurity Equipment & Services	17,394	-	-	17,394
Drug Manufacturers	8,485	-	-	8,485
Personal Defense Equipment	8,279	-	-	8,279
Computer Hardware	4,134	-	-	4,134
Electric Utilities	3,788	-	-	3,788
Automobile Manufacturers	3,314	-	-	3,314
Sports Entertainment & Gaming	3,287	-	-	3,287
Construction & Engineering	2,205	-	-	2,205
Hotels, Restaurants & Leisure	2,088	-	-	2,088
Consumer Electronics	2,052	-	-	2,052
Total Common Stocks	285,827,333	-	-	285,827,333
Exchange Traded Funds	10,012	-	-	10,012
Total Investment Securities	$ 285,837,345	-	-	$ 285,837,345

The Fund did not hold any Level 3 securities during the six month period ended June 30, 2025.

The Fund did not hold any derivative instruments during the reporting period.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned using the effective interest method.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Security transactions — Security transactions are accounted for on the trade date for financial reporting purposes. Securities sold are determined on a specific identification basis.

Estimates — The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund complies and intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

As of and during the six month period ended June 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Effective September 30, 2019, the Fund elected a tax year-end of September 30. For the tax year ended September 30, 2024 and the fiscal year December 31, 2024, the following permanent adjustment was recorded.

The adjustment was primarily related to the reclassification of net operating loss:

Paid-In Capital	($4,239,793)
Total Distributable Earnings	$4,239,793

3. Investment Transactions
Purchases and sales of investment securities (excluding short-term instruments) for the six month period ended June 30, 2025, were $3,020,592,718 and $3,050,760,261 respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information
For Federal income tax purposes, as of December 31, 2024, the cost of investments, and gross appreciation/depreciation was as follows:

Federal Income Tax Cost	$270,351,627
Gross Unrealized Appreciation	28,723,084
Gross Unrealized Depreciation	(22,333,629)
Net Unrealized Appreciation	$6,389,455

The cost basis of investments for tax and financial reporting purposes differed primarily due to wash sales.

There were no distributions paid during the six month period ended June 30, 2025 or the fiscal year ended December 31, 2024.

As of the tax year ended September 30, 2024, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Accumulated Capital and Other Losses	($256,852,623)
Net Unrealized Appreciation	6,342,591
Total Accumulated Deficit	($250,510,032)

As of tax year ended September 30, 2024, accumulated capital and other losses included the following:

Deferred Interest Expense	($90,507)
Deferred Late Year Ordinary Losses	($3,000,029)
Short-Term Capital Loss Carryforward	($252,010,641)
Long-Term Capital Loss Carryforward	($1,751,446)

Under current tax law, late year ordinary losses incurred after December 31 of a fund’s tax year end may be deferred and treated as occurring on the first business day of the following year for tax purposes. The capital loss carryforward has no expiration. During the tax year ended September 30, 2024, the Fund utilized $56,062,019 of short-term capital loss carryforwards.

5. Related Party Transactions, Investment Advisory and Administrative Fees
Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were paid $45,000 in Trustee fees and expenses directly by Berkshire Capital during the six month period ended June 30, 2025.

The Chief Compliance Officer ("CCO") of the Fund was paid $12,000, in CCO fees for the six month period ended June 30, 2025, by the Adviser.

The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund.

Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed except for interest and taxes. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the six month period ended June 30, 2025, Berkshire Capital was paid an investment advisory fee of $1,869,926 and an administration fee of $560,423 from the Fund. The amount due to Berkshire Capital for these fees at June 30, 2025, totaled $423,998.

6. Redemption Fee
The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the six month period ended June 30, 2025, proceeds from redemption fees were $156,482.

7. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At June 30, 2025, National Financial Services Corp. beneficially owned, in aggregate, 52.59% of the Fund.

8. Market Developments, Events, and Risks
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

9. Revolving Credit Agreement
The Trust entered into a Revolving Credit Agreement (the “Loan Agreement”) between the Trust and its custodian, The Huntington National Bank, N.A. The Fund may not borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The maximum amount that the Fund is permitted to borrow is the lesser of: (i) $3,000,000 or (ii) 10% of the Fund's daily market value and is secured by the securities in the Fund. The maximum interest rate of such loans is set at a rate per annum equal to the Term Secured Overnight Financing Rate subject to a 0.25% floor, plus 1.85% per annum, subject to an Annual Fee and an Unused Fee. The Annual Fee for the Loan Agreement is equal to 1/8 of one percent (1.00%) of the Loan Amount of $3,000,000 and the Unused Fee is equal to 1/8 of one percent (1.00%) of the excess of the Loan Amount over the outstanding principal balance of the loan. During the six month period ended June 30, 2025, the Fund had an average loan balance of $156,926 and paid an average interest rate of 6.17%. Additionally, the maximum borrowing during the period was $2,965,517, which occurred on June 5, 2025. As of June 30, 2025, there was an outstanding loan balance of $442,538 and the interest rate was 6.16% . No compensating balances are required. The loan matures on August 12, 2025, per agreement.

10. Concentration of Sector Risk
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2025, the Fund had 30.24% of the value of its net assets invested in stocks within the Semiconductor sector.

11. Subsequent Events
In preparing these financial statements, management has performed an evaluation of subsequent events after June 30, 2025, through the date these financial statements were issued and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By: /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: 9/4/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: 9/4/2025